Exhibit 99.2

 May 8, 2025  First-Quarter 2025 Earnings Presentation

 Forward Looking Statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to continue to successfully commercialize ARIKAYCE, our only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain US, European or Japanese approval for ARIKAYCE; our inability to obtain full approval of ARIKAYCE from the FDA, including the risk that we will not successfully or in a timely manner complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE, or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for brensocatib, TPIP or our other product candidates in the US, Europe or Japan or for ARIKAYCE outside the US, Europe or Japan, including separate regulatory approval for Lamira® in each market and for each usage; failure to successfully commercialize brensocatib, TPIP or our other product candidates, if approved by applicable regulatory authorities, or to maintain applicable regulatory approvals for brensocatib, TPIP or our other product candidates, if approved; uncertainties or changes in the degree of market acceptance of ARIKAYCE or, if approved, brensocatib, TPIP or our other product candidates by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain and maintain adequate reimbursement from government or third-party payors for ARIKAYCE or, if approved, brensocatib, TPIP or our other product candidates, or acceptable prices for ARIKAYCE or, if approved, brensocatib, TPIP or our other product candidates; inaccuracies in our estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or our other product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE, brensocatib, or TPIP for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with the Company's agreements or laws and regulations that impact the Company's business; the risks and uncertainties associated with, and the perceived benefits of, our senior secured loan with certain funds managed by Pharmakon Advisors LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of our product candidates that are approved in the future; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP or our other product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates or to permit the use of ARIKAYCE in the broader population of patients with MAC lung disease, among other things; development of unexpected safety or efficacy concerns related to ARIKAYCE, brensocatib, TPIP or our other product candidates; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; the risk that interim, topline or preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed, or that blinded data will not be predictive of unblinded data; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates will not be commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that government healthcare reform materially increases our costs and damages our financial condition; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of artificial intelligence and machine learning may not be successful; deterioration in general economic conditions in the US, Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; the risk that we could become involved in costly intellectual property disputes, be unable to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information, and incur costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to ARIKAYCE, brensocatib or our other product candidates, including our license agreements with PARI and AstraZeneca AB , and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; our limited experience operating internationally; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.    The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Company filings with the Securities and Exchange Commission (SEC).  The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.  Additional Disclaimers: Please be aware that brensocatib and TPIP are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease. This presentation is not promotion or advertisement of ARIKAYCE, brensocatib, or TPIP. Insmed and ARIKAYCE are registered trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).

 Opening Remarks  Brensocatib Updates  TPIP Updates  ARIKAYCE® Updates  Financial Results  5-6  8-9  11  13  16-20  Slides  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Agenda  Speakers

 Opening Remarks  Will Lewis | Chair & CEO

 First-Quarter 2025 Highlights  * Pending regulatory approval for bronchiectasis indication | FDA: Food and Drug Administration | PDUFA: Prescription Drug User Fee Act  Mid- to late-stage programs refers to all clinical programs in Phase 2 and Phase 3   Double-digit ARIKAYCE growth   All mid- to late-stage clinical programs on or ahead of schedule  FDA review of brensocatib undisrupted  PDUFA target action date of Aug. 12th for potential U.S. approval of brensocatib*

Achieved Clinical Success In At Least One Indication

Three Mid- to Late-Stage Programs

1 Brensocatib

- Bronchiectasis: Ph3 ASPEN ✓
- CRSsNP: Ph2 BiRCh
- HS: Ph2 CEDAR

2 TPIP

- PH-ILD: Phase 2 ✓
- PAH: Phase 2

3 ARIKAYCE®

- Refractory MAC: Ph3 CONVERT ✓
- All MAC LD: Ph3 ARISE ✓
- All MAC LD: Ph3 ENCORE

insmed

Bronchiectasis: non-cystic fibrosis bronchiectasis; MAC / MAC LD: *Mycobacterium avium* complex lung disease; CRSsNP: chronic rhinosinusitis without nasal polyps; TPIP: Treprostinil Palmitil Inhalation Powder; PH-ILD: pulmonary hypertension due to interstitial lung disease; PAH: pulmonary arterial hypertension; HS: hidradenitis suppurativa | Mid- to late-stage programs refers to all clinical programs in Phase 2 and Phase 3 | Ph: Phase | ✓ trial successfully readout

 Brensocatib Updates  Will Lewis | Chair & CEO

Brensocatib FDA Review Remains On Track

Bronchiectasis

- Phase 3 ASPEN results **published in NEJM**
- Focused on a **frictionless launch**
- Regulatory submissions **accepted in Europe & UK**

CRSsNP

- Phase 2b BiRCh **enrolled 288 patients**
- Topline readout expected by **YE:25**

HS

- Phase 2 CEDAR trial enrollment **on track**
- Interim futility analysis anticipated in **1H:26**

Bronchiectasis Patients ***Are Motivated to Act***[1]

~1 Million

Unique visits to U.S. disease state website*

~53K

Patients‡ who have engaged in a high-value action*

Visit SpeakUpInBronchiectasis.com[1]

NEJM: New England Journal of Medicine; April 23, 2025 | Bronchiectasis: non-cystic fibrosis bronchiectasis | FDA: Food and Drug Administration | CRSsNP: chronic rhinosinusitis without nasal polyps | HS: hidradenitis suppurativa | YE: year-end | 1H: first-half

[1] Patient website metrics dashboard
* Since website launch in November 2023 through April 2025
‡ Cumulative visitors that have self-reported as patients that have taken a high-value action like downloading support tools and registering for Customer Relationship Management (CRM)

Next Gen DPP1  Leading the Way in Neutrophil-Mediated Disease Management  DPP1: dipeptidyl peptidase 1 enzyme that plays a crucial role in the activation of neutrophil serine proteases (NSPs). | COPD: Chronic obstructive pulmonary disease   Next-Generation DPP1s  COPD  Other Indications  Rheumatoid Arthritis  Anticipate first indication to enter clinic as early as 2026

 TPIP Updates  TPIP: Treprostinil Palmitil Inhalation Powder  Will Lewis | Chair & CEO

 Phase 2b PAH Trial Topline Readout Expected in June 2025  PAH  Key Trial Details  PVR measured at trough1  Max tolerated dose of 640 μg  ~95% of completed patients enrolled in OLE permitting dose up to 1,280 μg  PH-ILD  Expect to initiate Phase 3 trial in 2H:25  TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension | PVR: pulmonary vascular resistance | OLE: open-label extension | 6MWD: six-minute walk distance | “Best-in-class" indicates a profile that could be considered more attractive than other treatment options for a particular disease. Head-to-head clinical trials are not anticipated.   Placebo-Adjusted   Reduction from Baseline PVR2  ≥20%    a “clear win”*  ~25%    “best-in-class”  Hope to see 15-20m directional benefit on 6MWD favoring treatment**  1 Implies measurement approximately 24 hours after prior dose administration   2 Phase 2b TPIP for PAH trial primary endpoint  * A “clear win” refers to an outcome that could be considered clinically meaningful and competitive with results shown for other currently available prostanoid therapies  ** Phase 2b TPIP for PAH trial secondary endpoint: change from baseline 6MWD vs. placebo; not powered to show definitive effect

 ARIKAYCE® Updates  Will Lewis | Chair & CEO

 Phase 3 ENCORE Trial Progressing On Schedule  ENCORE Primary Endpoint  United States: PRO (Month 13)   Japan: Durable culture conversion (Month 15)  Expect topline readout in 1H:26 after Month 15 results are available  Worldwide Sales*  +22.9%  Refractory MAC LD  All MAC LD  * unaudited  MAC LD: Mycobacterium avium complex lung disease | PRO: patient reported outcomes | 1H: first-half

 Let’s Recap  Each clinical program showing meaningful progress  Regulatory filings and launch preparations for brensocatib advancing on or ahead of schedule  Strong commercial execution keeps us on track to achieve 2025 ARIKAYCE guidance  Committed to delivering on behalf of patients and stakeholders

 Financial Results  Sara Bonstein | Chief Financial Officer

 Strong Fundamentals Minimize Tariff Exposure  * Does not include announced tariffs that have explicitly carved out pharmaceutical products | IP: intellectual property  Based on the tariffs currently in place, anticipate single-digit million $ impact annually*  U.S. IP is domiciled in the U.S.; expected to limit tariff exposure to actual cost base of the product  Intellectual Property  Intend to expand U.S. manufacturing footprint; project underway to establish brensocatib secondary source manufacturing in the U.S.  Manufacturing

 ARIKAYCE Growing Double-Digits in 7th Year Post Launch  6th consecutive quarter of double-digit growth in each region  Strength ex-U.S. driven by increased new patient starts  Reiterating 2025 ARIKAYCE guidance of $405 to $425M*  United  States  $64.3M,  +14.1%  GTN: ~20%2  Japan  $22.1M, +48.3%  Europe &   Rest of World  $6.5M, +51.8%  Worldwide  $92.8M  +22.9%  Three Months Ended   March 31, 20251  * Does not include revenues associated with the anticipated launch of brensocatib, pending regulatory approval | GTN: gross-to-net   1 unaudited | 2 Full-year 2025 U.S. gross-to-net guidance for ARIKAYCE expected to be in the range of high-teens to low-twenties percent

 Well-Capitalized As We Approach Upcoming Catalysts  Sequential increase in burn driven by annual employee incentive compensation1  Following brensocatib launch*, expect sales growth to accelerate faster than spend  The strength of our business affords us many options for accessing capital  * Pending regulatory approval for bronchiectasis indication  1 Annual employee incentive compensation payout which occurs in the first-quarter of each year  † Unaudited cash, cash equivalents, and marketable securities position as of March 31, 2025  ~$1.2B  March 31, 2025†  In Cash, Cash Equivalents,   and Marketable Securities

 Called Remaining Convertible Debt*   Expect conversion to lower ongoing interest expense and reduce outstanding debt  Remaining Principal1,2  Underlying Shares3  ~$570M  ~17.8M  (if all notes are converted)  * CUSIP 457669AB5; 0.75% convertible senior notes set to mature in June 2028  1 Insmed issued a redemption notice on April 24, 2025, as permitted under Section 11.03 of the indenture governing the notes. Redemption date is June 6, 2025.  2 Original principal amount of approximately $575M excludes the approximately $6M of previously redeemed notes as of April 24, 2025  3 Approximately $570M principal divided by approximately $31.96 per share conversion price equals approximately 17.8M shares

 Investing to Advance Our Commercial & Clinical Programs  Three Months Ended*  March 31, 2025  March 31, 2024  Product Revenues  $92.8  $75.5  Cost of Product Revenues**   As a % of Revenues  (21.3)  22.9%  (17.5)  23.1%  R&D  (152.6)  (121.1)  SG&A  (147.5)  (93.1)  Other†  (19.6)  10.6  Total Operating Expenses  $(341.0)  $(221.0)  Operating Loss  $(248.1)  $(145.5)  Cost of product revenues as a % of revenues was in-line with historical  R&D and SG&A increased y/y reflecting investment in pipeline & launch readiness  Sequential step-down in R&D spend1   * unaudited  ** Excluding amortization of intangible assets   R&D: research and development | SG&A: selling, general, and administrative expenses | y/y: year-over-year  † Includes amortization of intangible assets and change in fair value of deferred and contingent consideration liabilities  1 Compared to prior quarter R&D expense of $179.7M in the three months ended December 31, 2024  (in $ millions, except for percentages)

 Closing Remarks  In a unique position of strength financially & operationally  Brensocatib launch* expected to accelerate already strong revenue growth  Strong cash position to support upcoming commercial and clinical catalysts  * Pending regulatory approval for bronchiectasis indication | Bronchiectasis: non-cystic fibrosis bronchiectasis

 Q&A Session  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Martina Flammer  Chief Medical Officer